SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    February 15, 2006

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

                 0-20260                               6-1150326
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           (Commission File Numbers)      (IRS Employer Identification No.)

 Two Manhattanville Road, Purchase, NY                    10577
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written  communication  pursuant to Rule 425 under the Securities Act (17
___    CFR 230.425)

       Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
___    CFR 240.14a-12)

       Pre-commencement  communication  pursuant  to  Rule  14d-2(b)  under  the
___    Exchange Act (17 CFR 240.14d-2(b)

       Pre-commencement  communication  pursuant  to  Rule  13e-4(c)  under  the
___    Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

              Registrant's  Press  Release  dated  February 15, 2006 attached as
Exhibit 99.99 hereto is furnished pursuant to Regulation FD; it is not filed.


ITEM 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Exhibit No.   Description of Exhibit
              -----------   ----------------------
              99.99        Registrant's Press Release dated February 15, 2006

                                                          SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             INTEGRAMED AMERICA, INC.
                                             (Registrant)



Date:    February 15, 2006               By: /s/John W. Hlywak, Jr.
                                            -----------------------------------
                                            John W. Hlywak, Jr.
                                            Sr. Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)